UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(D)
OF THE SECURITIES EXCHANGE ACT OF 1934
Date of Report (Date of earliest event reported): May 15, 2023

Mondee Holdings, Inc.
(Exact name of registrant as specified in its charter)

Delaware	001-39943	88-3292448
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

10800 Pecan Park Blvd Suite 315 Austin, Texas	78750
(Address of principal executive offices)	(Zip Code)
(650) 646-3320
(Registrant’s telephone number, including area code)
Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A common stock, $0.0001 par value per share	MOND	The Nasdaq Stock Market LLC
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☒
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 2.02 Results of Operations and Financial Condition.

On May 15, 2023, Mondee Holdings, Inc. (the "Company") announced financial results for its first quarter ended March 31, 2023, in a press release (the "Press Release") that is attached hereto as Exhibit 99.1, which is incorporated herein by reference. Attached hereto as Exhibit 99.2 is a presentation regarding the Company’s financial results for its first quarter ended March 31, 2023, which is incorporated herein by reference (the "Investor Presentation").

The Company held a conference call (the "Conference Call") on May 15, 2023 at 8:30 a.m. ET to present the Investor Presentation, discuss its financial results for its first quarter ended March 31, 2023, and provide forward-looking financial guidance. A copy of the transcript of the Conference Call is attached hereto as Exhibit 99.3 and is incorporated herein by reference.

The Press Release and Investor Presentation include non-GAAP financial measures as defined in Regulation G of the Sarbanes-Oxley Act of 2002. The Press Release and Investor Presentation also include a presentation of the most directly comparable financial measures calculated and presented in accordance with accounting principles generally accepted in the United States (“GAAP”), information reconciling the non-GAAP financial measures to the GAAP financial measures, and a discussion of the reasons why the Company’s management believes that presentation of the non-GAAP financial measures provides useful information to investors regarding the Company’s financial condition and results of operations. The non-GAAP financial measures presented therein should be considered in addition to, and not as a substitute for, or superior to, financial measures calculated and presented in accordance with GAAP.

The information in this report furnished pursuant to Items 2.02 and 7.01, including Exhibits 99.1, 99.2 and 99.3 attached hereto, shall not be deemed “filed” for the purposes of Section 18 of the Securities and Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section. It may only be incorporated by reference in another filing under the Exchange Act or the Securities Act of 1933, as amended, if such subsequent filing specifically references the information furnished pursuant to Items 2.02 and 7.01 of this report.

Item 7.01 Regulation FD Disclosure.
The information set forth under Item 2.02 “Results of Operations and Financial Condition” is incorporated into this Item 7.01 by reference.

Item 9.01 Financial Statements and Exhibits

(d) Exhibits.

Exhibit No.	Description
99.1	Press Release dated May 15, 2023.
99.2	Investor Presentation on Financial Results for First Quarter Ended March 31, 2023, dated May 15, 2023.
99.3	Transcript of Mondee Holdings, Inc. Conference Call, held May 15, 2023 at 8:30 AM ET.
104	Cover Page Interactive Data File (the cover page XBRL tags are embedded within the Inline XBRL document)

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MONDEE HOLDINGS, INC.

Dated: May 17, 2023

	By:	/s/ Jesus Portillo
Name: Jesus Portillo Title: Chief Financial Officer